Inspire Medical Systems, Inc. February 2023 NYSE: INSP 1

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts are forward- looking statements. In some cases, you can identify forward-looking statements by terms such as ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘expect,’’ ‘‘plan,’’ ‘‘anticipate,’’ ‘‘could,’’ “future,” “outlook,” ‘‘intend,’’ ‘‘target,’’ ‘‘project,’’ ‘‘contemplate,’’ ‘‘believe,’’ ‘‘estimate,’’ ‘‘predict,’’ ‘‘potential,’’ ‘‘continue,’’ or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. The forward-looking statements in this presentation relate to, among other things, statements regarding the impact of the COVID-19 pandemic on our business operations, financial results and financial condition, investments in our business, our growth strategies, our expectation that a substantial portion of postponed Inspire therapy procedures will be rescheduled, our expectations regarding the final reimbursement levels for Inspire therapy procedures, the activity of our commercial team once circumstances allow, full year 2023 financial and operational outlook, and positive insurance coverage of Inspire therapy and improvements in market access, clinical data growth, product development, indication expansion, market development, and prior authorization approvals. These forward-looking statements are based on management’s current expectations and involve known and unknown risks and uncertainties that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, estimates regarding the annual total addressable market for our Inspire therapy in the U.S. and our market opportunity outside the U.S.; future results of operations, financial position, research and development costs, capital requirements and our needs for additional financing; commercial success and market acceptance of our Inspire therapy; the impact of the ongoing and global COVID-19 pandemic; general and international economic, political, and other risks, including currency and stock market fluctuations and the uncertain economic environment; our ability to achieve and maintain adequate levels of coverage or reimbursement for our Inspire system or any future products we may seek to commercialize; competitive companies and technologies in our industry; our ability to enhance our Inspire system, expand our indications and develop and commercialize additional products; our business model and strategic plans for our products, technologies and business, including our implementation thereof; our ability to accurately forecast customer demand for our Inspire system and manage our inventory; our dependence on third-party suppliers, contract manufacturers and shipping carriers; consolidation in the healthcare industry; our ability to expand, manage and maintain our direct sales and marketing organization, and to market and sell our Inspire system in markets outside of the U.S.; risks associated with international operations; our ability to manage our growth; our ability to increase the number of active medical centers implanting Inspire therapy; our ability to hire and retain our senior management and other highly qualified personnel; risk of product liability claims; risks related to information technology and cybersecurity; risk of damage to or interruptions at our facilities; our ability to commercialize or obtain regulatory approvals for our Inspire therapy and system, or the effect of delays in commercializing or obtaining regulatory approvals; FDA or other U.S. or foreign regulatory actions affecting us or the healthcare industry generally, including healthcare reform measures in the U.S. and international markets; the timing or likelihood of regulatory filings and approvals; risks related to our debt and capital structure; our ability to establish and maintain intellectual property protection for our Inspire therapy and system or avoid claims of infringement; tax risks; risks that we may be deemed an investment company under the Investment Company Act of 1940; regulatory risks; the volatility of the trading price of our common stock; and our expectations about market trends. Other important factors that could cause actual results, performance or achievements to differ materially from those contemplated in this presentation can be found under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2022, and as such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investors page of our website at www.inspiresleep.com. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, unless required by applicable law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Thus, one should not assume that our silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. We do not intend our use or display of other parties' trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of us by, these other parties. 2

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Company Overview • Inspire is the first and only FDA-approved neurostimulation technology for Obstructive Sleep Apnea (OSA) with significant first-mover advantage • Innovative, closed-loop, primary cell solution with ~11-year battery life • ~90-minute, safe, convenient, minimally invasive outpatient procedure • Full-body MRI compatibility • Over 36,000 patients treated with Inspire therapy • ~$10 billion annual U.S. market opportunity • Significant body of clinical evidence involving thousands of patients across more than 70 studies • Established reimbursement with 260 million U.S. covered lives including commercial payers, Medicare coverage in all 50 states, and Veterans Affairs • Proven management team leading 750+ employees • Strong financial profile with 83-85% gross margin • Five SKUs facilitate supply chain management • Well-capitalized balance sheet with over $450 million in net cash (as of December 31, 2022) Our History & Key Milestones 1990s: Medtronic (MDT) begins early work on the development of Inspire 2001: Initial clinical results published by MDT 2007: Inspire is founded after being spun-out of MDT 2011: Initiated Phase III pivotal STAR trial; CE mark received in Europe 2014: STAR results published in the New England Journal of Medicine; received PMA approval from the FDA 2015: 18-month STAR data published; revenues of $8.0M 2016: 1,000th implant milestone; revenues of $16.4M 2017: Launched Inspire IV neurostimulator in U.S.; announced 5-year STAR results; 2,000th implant; revenues of $28.6M 2018: Inspire IV CE mark; 5-year STAR results publication; IPO on NYSE; Aetna begins covering the Inspire therapy; revenues of $50.6M 2019: 7,500th patient receives Inspire therapy; many BCBS plans and other large insurers write positive coverage; revenues of $82.1M 2020: Medicare coverage in all 50 states; FDA approved age range expansion of 18 to 21; Inspire Sleep app released; 10,000th implant; revenues of $115.4M 2021: Anthem policy issued; FDA approved 2-incision approach and Bluetooth® remote; 20,000th implant milestone; revenues of $230.4M 2022: First implants in Japan, Singapore, and the U.K.; strategic investments in digital health platform capabilities; FDA approved full-body MRI compatibility; 36,000th implant milestone; revenues of $407.9M 2023E: Expanded AHI, BMI and Pediatric Down Syndrome indications; expect first implants in France, Belgium, and Hong Kong; SleepSync™ programmer expected to launch in the U.S. 2024E: Expected launch of Inspire V in the U.S. 3

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Obstructive Sleep Apnea is a Serious and Chronic Disease OSA is Caused by a Blocked or Partially Blocked Airway • Blockage prevents airflow to the lungs • Results in repeated arousals and oxygen de-saturations • Severity of sleep apnea is measured by frequency of apnea or hypopnea events per hour, which is referred to as the Apnea-Hypopnea Index (AHI) Airway obstruction during breathing Normal range: AHI < 5 events per hour Mild sleep apnea: 5 ≤ AHI < 15 events per hour Moderate sleep apnea: 15 ≤ AHI < 30 events per hour Severe sleep apnea: AHI ≥ 30 events per hour Most Patients Are Unaware of Their Condition… …and Untreated OSA Multiplies Serious Health Risks • High risk patients: obese, male or of advanced age • Common first indicator: heavy snoring • Other indicators: • Lack of energy • Headaches • Depression • Nighttime gasping • Dry mouth • Memory or concentration problems • Excessive daytime sleepiness Source: Company Website 1. Redline et al, The Sleep Heart Health Study. Am J Res and Crit Care Med 2010. 2. Gami et al, J Am Coll Cardiol 2013. 3. Young et al, J Sleep 2008. 2x The risk for stroke1 2x The risk for sudden cardiac death2 57% Increased risk for recurrence of Atrial Fibrillation after ablation4 Years of Follow-up % S ur vi vi ng Increased Risk of Mortality 5 4. Li et al, Europace 2014. 5. Prospective Study of Obstructive Sleep Apnea and Incident Coronary Heart Disease and Heart Failure from SHHS and Wisconsin Sleep Cohort Study. 5x The risk for cardiovascular mortality3 4

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Current Treatment Options, Such as CPAP and Invasive Surgery, Have Significant Limitations Ina Uvulopalatopharyngoplasty (UPPP) Maxillomandibular Advancement (MMA) • Several variations of sleep surgery • Success rates vary widely (30% - 60%)1 • Irreversible anatomy alteration • Inpatient surgery with extended recovery Surgical Alternatives for OSA Ina Continuous Positive Airway Pressure (CPAP) is the Leading Therapy for OSA 1. Shah, Janki, et al; American Journal of Otolaryngology (2018). Uvulopalatopharyngoplasty vs. CN XII stimulation for treatment of obstructive sleep apnea: A single institution experience. Drivers of Non-Compliance Mask Discomfort Mask Leakage Pressure Intolerance Skin Irritation Nasal Congestion Nasal Drying Nosebleeds Claustrophobia Lack of Intimacy • Demonstrated improvements in disease severity and long-term gold standard therapy • Major limitations as a therapeutic option is primarily due to low patient compliance (approximately 35% – 65%) 5

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL A Strong Market Opportunity Exists for an Alternative to CPAP that is Effective and Minimally Invasive  Sleep apnea affects +100 million people worldwide1  Approximately 17 million individuals in the U.S. with moderate to severe OSA • Annually, ~2 million adult patients are prescribed a CPAP device 2  Annual U.S. economic costs of untreated moderate to severe OSA are between $65 - $165 billion3  OSA economic costs are potentially greater than asthma, heart failure, stroke, and hypertensive disease  OSA is associated with an increase in: • Rate & severity of vehicle accidents • Increased healthcare utilization • Reduction of work performance • Occupational injuries Prevalence & Economic Costs 1. Source: World Health Organization. 2. Company estimates. 3. Represents moderate to severe OSA. Source: McKinsey & Company, 2010. Adults with Moderate to Severe OSA Prescribed CPAP2 = ~2 million •Less: 65% CPAP Compliant 35% of CPAP Non- Compliant Adults = ~700,000 •Less: 30% Anatomy Challenges 70% Inspire Anatomy Eligible = ~500,000 •Multiplied by our average selling price Inspire U.S. Market = ~$10 billion Published literature estimates CPAP non-compliance rates of 35% - 65% 6

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL UAS is Safer than Traditional Sleep Surgery (UAS n=1,201; Palate n=3,364; MLS n=492) UAS has 4% risk of readmission vs ~15-20% UAS 2% complication rate vs 15-20% Nord et al, Comparison of Readmission and Complication Rates Between Traditional Sleep Surgery and Upper Airway Stimulation Using a Novel, National Medical Record Database, COSM 2021 [abstract] 7

© Inspire Medical Systems, Inc. All Rights Reserved UAS has similar AHI improvement as CPAP, and lower symptoms & disease burden Population: New UAS (n=117) and CPAP (n=110) pts Follow-up: 12 months Inclusion of both arms • Sleepiness Symptoms • AHI between 15-65 • Predominant OSA Statistically Matched: 63 PAP vs 63 UAS • Baseline AHI: ~35 events/hour • Baseline ESS: ~15 Results – UAS better at improving symptoms, and possibly higher usageHow does UAS compare vs CPAP? 4.0 3.9 5 8 Usage/Night (hours) ESS reduction (points) UAS CPAP *p = 0.042 p = 0.087 Heiser, Sleep & Breathing 2022 8

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Inspire Therapy is a Proven Solution for Patients with OSA Inspire System 1 2 3 Three implanted devices and patient remote: Pressure sensing lead: detects when the patient is attempting to breathe Neurostimulator: houses the electronics and battery power for the device Stimulation lead: delivers electrical stimulation to the hypoglossal nerve Inspire Procedure  Typically, a 60-90 min outpatient procedure  Requires two small incisions  Patients typically recover quickly and resume normal activities in just a few days  Patient turns on the device each night with the remote control before going to sleep 2 1 Hypoglossal Nerve Neurostimulator Stimulation Lead Pressure Sensing Lead 3 Inspire Algorithm  Active while patients sleep  Closed-loop system which senses breathing patterns Inspire system turned on Airflow Breathing Oxygen Saturation No OSA eventsOSA events  Provides stimulation during inspiratory phase of respiration maintaining open airway Over 36,000 Inspire procedures completed to date 9

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL 2022 New Product Deliveries SleepSync™ Patient Management System • Remote to app to cloud connectivity • Enables patient management remotely & by exception • Leveraged existing Inspire cloud & remote infrastructure Silicone Leads • Easier to implant, short sensor lead • Improved lead durability and longevity Full-Body MRI Compatibility • Allows all common MRI scans on the most common MRI machines • Applies to most existing implants and patients 10

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Unified Patient Management Platform Inspire SleepSync™ InspireSleep App Programmer Remote Inspire Cloud Inspire IV/V Stimulator 11

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Continuous Data Collection and Outcomes Monitoring • Collect real-world, international outcomes data • Eligibility – ALL patients receiving Inspire therapy • ADHERE Registry - 4,000+ enrollments at 62 medical centers with enrollment goal of 5,000 patients • Transition to ADHERE 2.0 as part of Inspire SleepSync™ 12 AHI = Apnea Hypopnea Index ESS = Epworth Sleepiness Scale Post Market Surveillance Data Real World Data Proactive Data Reactive Data Data Analysis for Signals

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL 96.0% 96.5% 97.0% 97.5% 98.0% 98.5% 99.0% 99.5% 100.0% 0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45 48 51 54 57 Cu m ul at iv e Su rv iv al P er ce nt ag e Months After Implant 2018 2020 2019 2021 2022 Inspire Patient Experience Report - Safety Inspire System Survivability to Revision by Implant Year Inspire System Survivability to Explant by Implant Year 93.0% 94.0% 95.0% 96.0% 97.0% 98.0% 99.0% 100.0% 0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45 48 51 54 57 Cu m ul at iv e Su rv iv al P er ce nt ag e Months After Implant 2018 2020 2019 2021 2022 13

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Inspire focus is to maintain strong Patient Outcomes 33.0 7.8 10.2 0 5 10 15 20 25 30 35 Baseline (n=1,963) 6-mo Titration Study (n=1,852) 12-mo All Night Study (n=890) M ed ia n AH I ( ev en ts /h ou r) Apnea Hypopnea Index (AHI1) AHI response at 12 Month AHI </= 20 and 50% reduction: 67% AHI </= 20: 76% 50% reduction in AHI: 69% 1 Bosschieter et al. Similar effect of hypoglossal nerve stimulation for OSA in five disease categories. J Clin Sleep Med. 2022 Jun 1;18(6):1657-166. 1 Bosschieter et al. Similar effect of hypoglossal nerve stimulation for OSA in five disease categories. J Clin Sleep Med. 2022 Jun 1;18(6):1657-166. 14

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL KEEPING CONTROL WHILE GROWING FAST Focus on the rapid scaling of commercialization (implanting centers and sales reps) while ensuring proper training to maintain control of high-quality therapy outcomes The Great Balancing Act Patient Outcomes Revenue Growth 15

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL $16.3 $18.0 $20.9 $26.9 $21.3 $12.2 $35.8 $46.0 $40.4 $53.0 $61.7 $78.4 $69.4 $91.4 $109.2 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 Q422 ____________________ Quarterly amounts are unaudited Quarterly Revenue ($ in Millions) %YoY Revenue Growth 31% -32% 72% 71% 89% 335% 72% 70% 72% 73% 77% 76% $139.9 16

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL $28.6 $50.6 $82.1 $115.4 $233.4 2017 2018 2019 2020 2021 2022 2017 – 2022 CAGR: 70% Annual Revenue and Gross Margin ($ in millions) Annual Gross Margin 78.9% 80.1% 83.4% 84.7% 85.7% 83.8% 2023 Guidance: • FY2023 revenue range of $560M - $570M, representing 37% - 40% growth over FY2022 • FY2023 gross margin guidance between 83% - 85% $407.9 17

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Steady Cadence of New Center Adds 7 10 12 18 15 15 15 22 20 19 21 33 28 15 42 55 47 63 68 81 73 51 58 61 0 100 200 300 400 500 600 700 800 900 1000 Q1 17 Q2 17 Q3 17 Q4 17 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 905 2017 2018 2019 2020 12 per quarter 17 per quarter 23 per quarter 35 per quarter 2021 65 per quarter 2022 225 Territory Managers* managing 4-6 centers per rep *as of Q4 2022 62 per quarter 18

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL DTC Program: Strategic Pillars #3: Convert to Appointment #1: Drive Efficient Awareness #2: Educate & Segment IS.com #4: Support Inspire implant and longitudinal follow-up National DTC campaign >78k physician contacts in 2022 2.3 4.5 5.3 7.3 13.6 0 5 10 15 2018 2019 2020 2021 2022 Website visits (mn) 19

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Q4 Business Highlights (As of December 31, 2022) • Generated $137.9 million of revenue in the fourth quarter • A 76% increase over the same quarter last year • Generated full year revenue of $407.9 million, a 75% increase over 2021 • Gross margin of 83.9% in the fourth quarter • Gross margin impacted by higher costs of certain component parts caused by inflation and supply chain issues, and additional costs associated with the transition of the manufacturing lines to produce our new silicone-based leads, partially offset by May 2022 price increase • Achieved full year gross margin of 83.8% • Achieved first profitable quarter with net income of $3.2 million • Activated 61 new centers in the U.S. bringing the net total to 905 U.S. centers providing Inspire therapy • Created 16 new sales territories bringing the total to 225 U.S. sales territories • Generated $24 million in cash in the fourth quarter bringing cash and investments to $451 million • Submitted SleepSync™ programmer application to the FDA • Completed enrollment of 300 patients in PREDICTOR study • Earned country-wide reimbursement in France and Belgium 20

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL 2024 2025 & Beyond 2023 • Neurostimulator replacements of initial commercial units • ~11-year battery life • Inspire V launch in the U.S. • Sensor incorporated inside the IPG • Removes need for pressure sensing lead  Pediatric Down Syndrome indication  Expanded AHI and BMI indications  First reimbursed cases in France, Belgium, and Hong Kong  PREDICTOR data readout – first step to eliminate DISE for patients with BMI < 32  SleepSync™ programmer launch in the U.S. • Inspire VI • Sleep detection • Automatic on/off • Inspire VII • Auto-titration/ programming Upcoming Catalysts  Remote Device Programming via SleepSync™ 21

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Our Growth Strategy • Ensure strong and consistent patient outcomes globally through planned and controlled market expansion and robust physician training • Strong investments in the Inspire technology to further improve the patient and care giver experience by • Enhancing interconnectivity • Simplifying the screening, implant and follow-up procedures • Closely tracking global patient outcomes • Promote awareness amongst patients, ENT/Sleep physicians, and general practitioners • Continue to scale the U.S. sales and marketing organization to drive adoption of our Inspire therapy commensurate with new center additions and leveraging direct-to- consumer outreach programs • Invest in research to drive innovation and expand indications • Further penetrate existing European markets and expand into new international markets 22

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL ™ 23

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Appendix 24

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Consolidated Statements of Operations & Comprehensive Income (Loss) (Unaudited)(In thousands, except share and per share amounts) 25

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Condensed Consolidated Balance Sheets (Unaudited)(In thousands) 26

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL 30+ Years of Experience incl. 16 years at Inspire Randy Ban Chief Commercial Officer 25+ Years of Experience incl. 9 years at Inspire 25+ Years of Experience Incl. 14 years at Inspire 20+ Years of Experience Incl. 3 years at Inspire 20+ Years of Experience incl. 3 years at Inspire 20+ Years of Experience incl. 15 years at Inspire 15+ Years of Experience incl. 1 year at Inspire 25+ Years of Experience incl. 5 years at Inspire Bryan Phillips SVP, General Counsel & Chief Compliance Officer Tim Herbert President, CEO & Founder Strong Management Team 20+ Years of Experience Incl. 5 years at Inspire Ezgi Yagci Vice President, Investor Relations Rick Buchholz Chief Financial Officer John Rondoni Chief Technology Officer Kathy Sherwood Sr. Vice President, Market Access Phil Ebeling Chief Operating Officer Steve Jandrich Vice President, Human Resources 27

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Product Development and Digital Health 28

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Advisor Care Program (ACP) Connecting Qualified Patients Directly to our Centers Patient calls number on MD Listing Call connected to Inspire Advisor Inspire Advisor calls clinic; Connects patient with LIVE scheduler Turning Patient Interest into Actionable Steps Toward an Inspire Implant 29

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Digital Scheduling through ACP Facilitating Patient-Clinic Scheduling without Call to Clinic Patient facing webpage integrated to Electronic Medical Record (EMR) to schedule on the website ACP stays on the phone with the patient, filling out their information and choosing a date/time 30

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Ognomy Pilot through ACP If a patient calls a pilot clinic with an out-of-date sleep study ACP Advisor will Make TWO Appointments for the Patient Telemedicine Appointment to get an Updated Sleep Study (HST) Inspire Consultation 30 Days after Telemedicine Appointment 1 2  Promotes Acquisition of Sleep Study: Keeps Patient from “Forgetting” or Losing Interest by Booking HST Visit on Same Call  Reduces Time to Implant: Helps Patients Quickly Obtain an Updated Sleep Study while Waiting for ENT Appointment B E N E F I T S 31

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Market Development 32

© Inspire Medical Systems, Inc. All Rights Reserved Chief Commercial Officer Commercial Organization U.S. Sales Team Patient Outcomes Team Territory Managers Field Clinical Reps Area Business Managers Sleep Support Specialists Surgical Trainers Care Pathway Specialists 33

© Inspire Medical Systems, Inc. All Rights Reserved 9 Area Vice Presidents Sales Area Structure Area Business Managers (ABM) Regional Managers (RM) Territory Managers (TM) Field Clinical Reps (FCR) • One per area • Open new accounts • 3-5 per area • Coaching • C-Suite Engagement • 5-8 per region • Productive programs • Ecosystem development • 2-4 per region • Clinical Outcomes • Implant & Programming Support 2023 bonus payments for growing utilization in existing accounts 34

Health Economics: Untreated OSA Cost Burden • Untreated OSA patients had ~$20,000 higher total annual Medicare costs • CPAP intolerant patients had higher Medicare utilization than PAP tolerant ALASKA-Study – non-adherent patients have greater chance of mortality (n>176,000)2 PAP non- adherent PAP adherent96% 98% 100% Su rv iv al Pr ob ab ili ty Conclusions: • Prioritize PAP intolerant to therapy, especially those with CV disease • Addressing PAP intolerance improves mortality1. Wickwire JCSM 2021; Wickwire Sleep Breathing 2021 2. Pepin, ERS 2021 Conference Growing evidence that CPAP intolerance is linked to higher healthcare costs1 94% 35

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Environmental, Social and Governance (ESG) ENVIRONMENTAL Committed to operating our business responsibly and minimizing our impact on the environment wherever possible. • By 2025, we aim to implement a formal environmental quality management system in line with International Organization for Standardization (ISO) 14001 standards to mitigate climate-related risks. • We are also working toward establishing a sustainability policy that will be approved by the Board of Directors and will serve as the vision and mission for all climate-related commitments company wide. Committed to improving the economic, social, and environmental impacts that our business has on the communities in which we operate, as well as our customers, business partners, suppliers, employees, and stockholders. SOCIAL Our corporate culture defines who we are and how we act, and our diverse employee base, who embody our culture, is the driving force behind our success. • Our company’s success is built on our enduring commitment to quality and patient outcomes. • Women comprise 46% of global workforce. We actively seek diverse candidates to develop a more diverse talent pool. • Foster a culture of continuous learning with significant investments in our people through programs focused on leadership and professional development. GOVERNANCE Strong governance practices and high standards of ethics, compliance, and accountability designed to provide long- term value creation opportunities. • Strong and diverse Board collectively possessing a range of qualifications, skills, and experiences that align with our long-term strategy and business needs. • Robust information security and data privacy governance and risk management. • ESG matters overseen by Board, executive leadership, and cross- functional team. 36

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Our Intellectual Property Portfolio (as of December 31, 2022)  Covers aspects of our current Inspire system and future product concepts  66 issued U.S. patents (expiring between 2023 and 2040) and 80 pending U.S. patent applications  43 issued foreign patents and 73 pending foreign patent applications  143 pending and registered trademark filings worldwide  Competitive position enhanced by trade secrets, proprietary know-how and continuing technological innovation  Entered into an agreement with Medtronic in 2007 to make, use, import, and sell products and practice methods in the field of electrical stimulation of the upper airway for the treatment of OSA  Royalty-free license agreement  Perpetual license (no right of termination) 37